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                                                                    EXHIBIT 99.1


                             Servicer's Certificate
                        (Pursuant to Section 3.9 of the
                        Pooling and Servicing Agreement,
                              Dated May 31, 1997)


                       Banc One Auto Grantor Trust 1997-A


            Interest Period February 20, 2001 through March 19, 2001

          Collection Period February 1, 2001 through February 28, 2001


The undersigned officer of Bank One, Texas, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.



Signed by:   /s/  Tracie H. Klein
            -------------------------------
            Tracie H. Klein
            Vice President